Our Ref. : CMD-G002023102400004304OA-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

Address 15/F,
Pacific Trade Centre,
2 Kai Hing Road, Kowloon Bay,
Kowloon, Hong Kong

Date : 21 December 2023

Dear Sirs

Re : General Banking Facilities - 3rd Supplemental Facility Letter
Uncommitted Combined Facility limit of HKD280,000,000.00***
Uncommitted Term Loan (II) Facility limit of HKD220,000,000.00***
(collectively the "Facilities")

We, **Bank of Communications (Hong Kong) Limited** (the "**Bank**"), refer to our Facility Letter dated 27 February 2023 under reference CMD-G002022122000003678 5-868-10161 and amended by Supplemental Facility Letter dated 5 July 2023 under reference CMD-G0020221220000036785A-868-seam130 and 2nd Supplemental Facility Letter dated 1 November 2023 under reference CMD-G0020231024000043040-868-10161 (as amended or novated from time to time, the "**Facility Letter**"). Terms defined in the Facility Letter shall have the same meanings when used herein.

Following our recent discussions, we confirm that the terms of the Facilities will be varied as follows :

Variations to the Facility Letter:

With effect from the Effective Date (as defined below),

1. Sub-clause 1.1 of clause 1 (*Facilities*) be revised and replaced as follows :

"

Type(s) of Facility	**Facility Limit(s)**	**Designated co-borrower(s) and sub-allocation(s), if applicable**
1. Uncommitted Combined Facility	HKD280,000,000.00	
(a) Sub-group 1 - *individual Facility available as below*: (i) Uncommitted Revolving Loan ("**RL**") Facility		(HKD180,000,000.00) • Merit Focus Limited and/or Prospect Focus Limited and/or Triple Focus Limited (HKD180,000,000.00)

Our Ref. : CMD-G00202310240000043040A-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

(b) Sub-group 2 - *individual Facility available as below:*		(HKD130,000,000.00)
(i) Uncommitted Letter of Credit ("**LC**") Facility		• Merit Focus Limited and/or Prospect Focus Limited and/or Triple Focus Limited (HKD130,000,000.00)
(ii) Uncommitted Trust Receipt ("**TR**") Facility		• Merit Focus Limited and/or Prospect Focus Limited and/or Triple Focus Limited (HKD130,000,000.00)
(iii) Uncommitted Inward Invoice Financing ("**IIF**") Facility		• Merit Focus Limited and/or Prospect Focus Limited and/or Triple Focus Limited (HKD100,000,000.00)
(iv) Uncommitted Packing Loan against Letter of Credit ("**PLALC**") Facility		• Merit Focus Limited and/or Prospect Focus Limited and/or Triple Focus Limited (HKD80,000,000.00)
(v) Uncommitted Negotiation of Documentary Bills under Letter of Indemnity ("**LI**") Facility		• Merit Focus Limited and/or Prospect Focus Limited and/or Triple Focus Limited (HKD130,000,000.00)
(c) Sub-group 3 - *individual Facility available as below:*		(HKD50,000,000.00)
(i) Uncommitted Revolving Loan (II) ("**RL (II)**") Facility		• Merit Focus Limited and/or Prospect Focus Limited and/or Triple Focus Limited (HKD30,000,000.00)

Our Ref. : CMD-G0020231024000043040A-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

(ii) Uncommitted Packing Loan against Purchase Order (“**PLAPO**”) Facility		• Merit Focus Limited and/or Prospect Focus Limited and/or Triple Focus Limited (HKD50,000,000.00)
2. Uncommitted Term Loan (II) (“**TL (II)**”) Facility	HKD220,000,000.00	• Sharp Access Development Limited (HKD220,000,000.00)
Total Facility Limit:	**HKD500,000,000.00**	

Notes:

1. The aggregate amounts outstanding of all co-borrowers under all Sub-group 1 Facilities shall not at any time exceed HKD180,000,000.00.
2. The aggregate amounts outstanding of all co-borrowers under all Sub-group 2 Facilities shall not at any time exceed HKD130,000,000.00.
3. The aggregate amounts outstanding of all co-borrowers under all Sub-group 3 Facilities shall not at any time exceed HKD50,000,000.00.
4. The aggregate amounts outstanding of all co-borrowers under Sub-groups 1, Sub-group 2 & Sub-group 3 shall not at any time exceed HKD280,000,000.00.
5. The aggregate amounts outstanding under Facilities 1 and 2 shall not at any time exceed HKD500,000,000.00.
6. Uncommitted TR Facility is a sub-limit of the Uncommitted LC Facility.
7. The aggregate amounts outstanding for all Sub-groups shall not at any time exceed the Facility Limit to which the Sub-groups relate.
8. The aggregate amounts outstanding under all Facilities shall not at any time exceed the Total Facility Limit.

”

2. Sub-clause 2.4 in clause 2 (*Pricing and Conditions*) be revised and replaced as follows :

“

4. Trade Finance	Interest : for Uncommitted TR, Uncommitted IIF, Uncommitted PLALC, Uncommitted LI and Uncommitted PLAPO Facilities : (a) for HKD : 2% p.a. over HIBOR; (b) for USD : 2% p.a. over Term SOFR, and if HIBOR/Term SOFR is less than zero, HIBOR/Term SOFR shall be deemed to be zero.

Our Ref. : CMD-G0020231024000043040A-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

	Commission : Subject to the Bank's standard scale of charges unless otherwise stipulated. Handling commission and commission in lieu of exchange : First USD50,000 1/8% Balance 1/24% Condition(s) for the Uncommitted LC Facility : (a) The purpose of the Uncommitted LC Facility shall be restricted to purchase handbags, handbag raw materials and accessories or other goods acceptable to the Bank from time to time. (b) Copy of the corresponding purchase contract(s) or the procurement notice(s) or invoice(s) of the Group with terms and conditions acceptable to the Bank must be submitted to the Bank before the issuance of letter of credit. (c) These are uncommitted Facilities and available commitments may be cancelled by the Bank at any time. Condition(s) for the Uncommitted TR Facility : (a) The purpose of the Uncommitted TR Facility shall be restricted to purchase handbags, handbag raw materials and accessories or other goods acceptable to the Bank from time to time. (b) Maximum tenor : 120 days (c) Copy of the corresponding purchase contract(s) or the procurement notice(s) or invoice(s) of the Group with terms and conditions acceptable to the Bank must be submitted to the Bank before the issuance of letter of credit. (d) These are uncommitted Facilities and available commitments may be cancelled by the Bank at any time. Condition(s) for the Uncommitted IIF Facility : (a) The purpose of the Uncommitted IIF Facility shall be restricted to purchase handbags, handbag raw materials and accessories or other goods acceptable to the Bank from time to time. (b) Maximum tenor : 120 days from drawdown date (c) Copy of the corresponding purchase contract(s) or the procurement notice(s) or invoice(s) of the Group with terms and conditions acceptable to the Bank must be submitted to the Bank. (d) The (i) certified true copies of the invoices or original invoices and (ii) relevant transport documents must be submitted to the Bank. (e) Maximum finance amount shall be up to 100% of the invoice amount for each invoice.

Our Ref. : CMD-G0020231024000043040A-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

	(f) The proceeds under Uncommitted IIF Facility shall be remitted by the Bank directly to the Suppliers as listed below. (g) Approved suppliers ("**Suppliers**") : - BESTELEMENT INDUSTRIAL LTD INC - SIRP SPA - 鴻興五金制品有限公司 - AIDA INTERNATIONAL CO LTD - FAEDA S.P.A - JUWON VIETNAM CO LTD - YOUNG IL VIETNAM CO., LTD - CONCERIA CRISTINA SPA - PIN WORLD ENTERPRISES LTD - UNI-WON CO., LIMITED - other companies subject to the Bank's prior approval from time to time. Note: Any change to the above lists of pre-approved suppliers are subject to the Bank's sole discretion without further notice. (h) These are uncommitted Facilities and available commitments may be cancelled by the Bank at any time. <u>Condition(s) for the Uncommitted PLALC Facility</u> : (a) The purpose of the Uncommitted PLALC Facility shall be restricted to purchase handbags, handbag raw materials and accessories or other goods acceptable to the Bank from time to time. (b) Maximum tenor : 120 days. (c) Copy of the letter of credit issued by the bank of the buyers with terms and conditions acceptable to the Bank must be submitted to the Bank. (d) Maximum finance amount shall be up to 70% of the amount of export letter of credit lodged with the Bank (excluding the tolerance allowed). (e) The proceeds of the Uncommitted LI Facility shall first be applied towards settlement of the outstanding indebtedness under the Uncommitted PLALC Facility. (f) These are uncommitted Facilities and available commitments may be cancelled by the Bank at any time. <u>Condition(s) for the Uncommitted LI Facility</u> : (a) The purpose of the Uncommitted LI Facility shall be restricted to utilize on your export financing. (b) Maximum tenor : 120 days (c) The proceeds of the Uncommitted LI Facility shall first be applied towards settlement of the outstanding indebtedness under the Uncommitted PLALC Facility, then the remaining balance of the proceeds under the Uncommitted LI Facility can be credited into your account afterwards.

Our Ref. : CMD-G0020231024000043040A-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

(d) If there is no outstanding indebtedness for the Uncommitted PLALC Facility, the proceeds under the Uncommitted LI Facility shall first be applied towards settlement of the outstanding indebtedness due and payable in the next 14 days under the Uncommitted TR Facility and Uncommitted IIF Facility, then the remaining balance of the proceeds under the Uncommitted LI Facility can be credited into your account afterwards.

(e) These are uncommitted Facilities and available commitments may be cancelled by the Bank at any time.

Condition(s) for the Uncommitted PLAPO Facility :

(a) The Uncommitted PLAPO Facility shall only be available for Utilization on or after 2 January 2024.

(b) The purpose of the Uncommitted PLAPO Facility shall be restricted to purchase handbags, handbag raw materials and accessories or other goods acceptable to the Bank from time to time.

(c) Maximum tenor : 120 days

(d) Copy of purchase order issued by the buyer must be submitted to the Bank before the Utilization of this Uncommitted PLAPO Facility.

(e) Maximum finance amount shall be up to 70% of the amount of purchase order lodged with the Bank.

(f) Approved buyers :
- Tapestry Inc.
- Coach
- Kate Spate
- Michael Kors
- other companies subject to the Bank's prior approval from time to time.

Note: Any change to the above lists of the approved buyers are subject to the Bank's sole discretion without further notice.

(g) These are uncommitted Facilities and available commitments may be cancelled by the Bank at any time.

"

3. Inserting a new paragraph (g) under sub-clause 5.2 of clause 5 (*Covenants*) as follows :

"(g) to ensure and procure that all your sale proceeds financed by the Bank under the Uncommitted PLAPO Facility shall be settled through your operating account maintained with the Bank."

The variation(s) set out above will take effect on the date (the "**Effective Date**") when we have received the following documents in form and substance satisfactory to the Bank :

- 3rd Supplemental Facility Letter signed by each of you and the guarantor(s)/security provider(s);
- Original/certified copies of all necessary consents, approvals and other authorisations (including board resolutions/shareholders resolutions, if applicable, of each of you and the guarantor(s)/security provider(s)) in

Our Ref. : CMD-G00202310240000430040A-868-10161

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

connection with this letter and all other documents mentioned above;

- Copy, certified by a director as being a true and up-to-date copy, of the following documents of Guarantor (1), Guarantor (3) and Guarantor (4) :-
  1 – Certificate of Incorporation
  2 – Certificate of Incorporation on change of name (if any)
  3 – Current Business Registration Certificate (if any)
  4 – Constitutional documents such as Memorandum and Articles of Association
  5 – Register of directors and officers/secretary
  6 – Register of members
  7 – Certificate of Incumbency
  8 – Certificate of Good Standing
- Such other documents and approvals as the Bank may request.

Satisfactory legal opinion of legal counsel on such laws as the Bank shall require shall be submitted to the Bank on or before 31 January 2024.

All other terms and conditions of the Facility Letter (as amended hereby), the Bank's Terms and Conditions for Banking Facilities (as amended by the Bank from time to time), and any guarantees and security documents in respect of the Facilities (if applicable, as amended hereby) shall continue to be in full force and effect. This 3rd Supplemental Facility Letter, once accepted, shall form an integral part of the Facility Letter.

The Uncommitted Combined Facility (excluding the Uncommitted RL (II) Facility) is subject to the Bank's review on or before 13 March 2024 or at such other earlier times as the Bank deems fit.

Please indicate your acceptance of the above terms and conditions (incorporating the Bank's **updated** Terms and Conditions for Banking Facilities attached to this letter) by signing and returning to the Bank the duplicate of this letter within 30 days from the date of this letter, after which date this offer shall automatically lapse.

This 3rd Supplemental Facility Letter is governed by Hong Kong law.

We assure you of our best services at all times.

Yours faithfully,
For **Bank of Communications (Hong Kong) Limited**

....
Authorized Signature(s)